UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  August 13, 2001
                                                          ---------------


                                  VSOURCE, INC.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                      000-30326                77-0557617
         --------                      ---------                ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


           5740 Ralston Street, Suite 110, Ventura, California  93003

          ------------------------------------------------------------

               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  (805) 677-6720
                                                            --------------


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Item 5.   Other  Events.
          -------------

          On August 13, 2001, Vsource, Inc. (the "Registrant") sent a letter to its shareholders updating them on the impact of the acquisition of NetCel360. The letter to shareholders dated as of August 8, 2001 is attached as Exhibit
99.1  to  this  Current  Report  and  is  incorporated  herein  by  reference.

Item 7.   Financial  Statements  and  Exhibits.
          ------------------------------------

(c)   Exhibits.
      --------

99.1  Letter to Shareholders dated as of August 8, 2001.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VSOURCE,  INC.
                                            (Registrant)


Dated:  August 23, 2001                     By:  /s/  Sandford  T.  Waddell
                                                 --------------------------
                                                 Sandford  T.  Waddell
                                                 Chief  Financial  Officer



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                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

99.1                    Letter to Shareholders



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